Summary Prospectus May 1, 2018

Natixis Seeyond International Minimum Volatility ETF
NYSE Arca: MVIN

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at im.natixis.com/us/etfs/natixis-seeyond-international-minimum-volatility-etf/MVIN. You can also get this information at no cost by calling 800-458-7452 or by sending an e-mail request to etf@natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2018, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks long-term capital appreciation with less volatility than typically experienced by international equity markets.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may also pay brokerage commissions on the purchase and sale of shares of the Fund, which are not reflected in the table.  If such expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	1.26%
Total annual fund operating expenses	1.76%
Fee waiver and/or expense reimbursement[1]	1.21%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%
1	Natixis Advisors, L.P. (“Natixis Advisors” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.55% of the Fund’s average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2019 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
	$56	$436	$841	$1,973

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in non-U.S. equity securities, which may include common stocks, preferred stocks, and real estate investment trusts (“REITs”). The Fund may invest in companies of any size and typically invests in a number of different countries throughout the world. The Fund may invest in the stocks of non-U.S. issuers directly or indirectly through depositary receipts (receipts issued by a financial institution that represent ownership interests in securities). The portfolio may also be exposed to currencies other than the U.S. dollar. The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.

When building and managing the Fund’s portfolio, Ostrum Asset Management U.S., LLC (“Ostrum US” or “Subadviser”, formerly, Natixis Asset Management U.S., LLC) employs both quantitative and qualitative factors in an effort to identify securities that demonstrate lower volatility and, in combination with other securities in the portfolio, reduce the Fund’s overall volatility relative to the developed international equity market. In assessing the following three quantitative factors, the Subadviser considers both long- and short-term time horizons that it believes will enable the Fund to reduce overall volatility:

•	The volatility of each individual equity security;

•	The correlation of each individual equity security to all other equity securities in the Fund’s investment universe of international developed equities; and

•	The weight of each equity security within the portfolio.

Through a qualitative assessment, the Subadviser reviews a range of factors, including company-specific risks, as well as overall portfolio construction and implementation considerations. The investment team actively monitors price action, company statements and current events that can affect the price of a company’s stock. Company-specific risks include, but are not limited to, corporate actions, mergers or acquisitions. Reviewing overall portfolio construction involves monitoring risks such as volatility, liquidity, or substantial exposure to a specific risk factor, with the view to understanding how the entire portfolio is constructed and invested. Implementation considerations include, but are not limited to, decisions related to rebalancing and repositioning the portfolio. Taken together, the quantitative and qualitative process seeks to generate returns while lowering overall portfolio volatility.

The Subadviser constructs the Fund’s portfolio using a three step process:

•	The Subadviser first conducts a preliminary review of the equity securities within the Fund’s investment universe of international developed equities. Developed markets are economies the Subadviser believes are generally recognized to be fully developed markets, as measured by gross national income, financial market infrastructure, market capitalization and/or other factors. This initial filtering is designed to exclude dual listings and to identify stocks that the Subadviser believes present insufficient history, liquidity and company-specific risk, such as certain corporate actions, mergers or acquisitions.

•	In seeking to minimize the overall volatility of the Fund, the Subadviser constructs a portfolio that is systematically guided by proprietary quantitative analysis, which assesses historical volatilities and correlations within the investment universe and then estimates which combination of such stocks has the potential to display the lowest overall portfolio volatility.

•	The Subadviser then actively manages the portfolio by continuously monitoring for changes in volatility, liquidity and individual risk factors with the goal of avoiding detrimental risk concentration. The Subadviser may sell a security when it believes that the security has acquired substantial exposure to a specific risk factor. These include company specific or macro-economic events or risks, such as accounting irregularities, lawsuits, corporate restructurings, geopolitical events, or natural catastrophes.

The Fund may engage in active and frequent trading of securities and currencies. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Authorized Participant Concentration Risk:  Only an authorized participant (“Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Currency Risk: Fluctuations in the exchange rates between different currencies may affect the value of the Fund’s investments and the price of the Fund’s shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. The Fund may be subject to currency risk because it may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund does not expect to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Fund Summary

Cybersecurity Risk: Failures or breaches of the electronic systems of the Fund, the Adviser, the Subadviser and the Fund’s other service providers, market makers, listing exchange, Authorized Participants or the issuers of securities in which the Fund invests or with which they do business have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Foreign securities held by the Fund may trade on foreign exchanges that are closed when the securities exchange on which the Fund shares trade is open, which may result in deviations between the current price of a foreign security and the last quoted price for that security (i.e., the Fund’s quote from the closed foreign market). This could result in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Liquidity Risk: Liquidity risk is the risk that a Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If a Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value a Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Mid-Capitalization Companies Risk: Compared to large-capitalization companies, mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of mid-capitalization companies.

New and Smaller Sized Fund Risk: The Fund is relatively new and has a limited operating history for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, market makers, listing exchange, Authorized Participants or the issuers of securities in which the Fund invests or with which they do business, failed or inadequate processes and technology or systems failures.

Premium/Discount Risk: Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Fund’s shares will fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and the relative supply and demand for the Fund’s shares on the exchange. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. These are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

REITs Risk:  Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Secondary Market Trading Risk:  Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by broker-dealers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fund Summary

Trading Issues Risk: Trading in shares on the NYSE Arca may be halted in certain circumstances. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met.

Valuation Risk: Valuation risk is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

Volatility Risk: The Subadviser may be unsuccessful in minimizing volatility and there is a risk that the Fund may experience more than minimum volatility, which may affect the Fund’s NAV. Securities in the Fund’s portfolios may be subject to price volatility and their prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the Fund.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-458-7452.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Total Return

Highest Quarterly Return: Second Quarter 2017, 7.95% Lowest Quarterly Return: Third Quarter 2017, 2.28%

Average Annual Total Returns
(for the periods ended December 31, 2017)	Past 1 Year	Life of Fund (10/25/16)
Return Before Taxes	22.17%	15.11%
Return After Taxes on Distributions	20.11%	13.40%
Return After Taxes on Distributions and Sale of Fund Shares	13.43%	11.17%
MSCI EAFE (Net)	25.03%	21.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors” or “Adviser”)

Investment Subadviser

Ostrum Asset Management U.S., LLC (“Ostrum US” formerly, Natixis Asset Management U.S., LLC)

Portfolio Managers

Frédéric Babu has served as senior portfolio manager of the Fund since 2016.

Alexander J. Nary has served as portfolio manager of the Fund since 2016.

Nicolas Just has served as senior portfolio manager of the Fund since 2016.

Juan-Sebastian Caicedo has served as portfolio manager of the Fund since 2016.

All of the portfolio managers are part of Seeyond, a subsidiary of Ostrum Asset Management (“Ostrum AM”). Ostrum AM is the majority owner of Ostrum US. Seeyond is operated in the U.S. through Ostrum US and Messrs. Just and Caicedo provide portfolio management through a personnel-sharing arrangement between Seeyond and Ostrum US.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at NAV only in large blocks of shares, typically 50,000 shares, called “Creation Units.” Only a few financial institutions that are Authorized Participants are authorized to purchase and redeem Creation Units directly with the Fund. Creation Units are typically issued and redeemed in exchange for the deposit or delivery of a basket of securities specified each day by the Fund as the securities in exchange for which the Fund will issue or redeem shares. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

Individual shares of the Fund may only be purchased and sold in secondary market transactions through broker-dealers. Shares of the Fund are listed for trading on the NYSE Arca, and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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